UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road, 7th Floor, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 26, 2022, Radius Health, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 38,009,246 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 79.85% of the Company’s outstanding common stock as of June 3, 2022, the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on June 6, 2022 (the “Proxy Statement”).

Proposal 1 - The following nominees were elected as Class II directors to serve on the Company’s Board of Directors until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified, based on the following votes:

Nominee	For	Withhold
Catherine J. Friedman	26,338,801	11,670,445
Jean-Pierre Garnier, Ph.D.	7,134,208	30,875,038
Andrew C. von Eschenbach, M.D.	22,949,057	15,060,189

Proposal 2 - The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, was ratified, based on the following votes:

For	Against	Abstentions
38,032,238	44,750	125

Proposal 3 - The amendment and restatement of the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting provisions was approved, based on the following votes:

For	Against	Abstentions
37,948,767	57,856	2,623

Proposal 4 - The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, based on the following votes:

For	Against	Abstentions
23,893,290	14,104,905	11,051

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: July 28, 2022	By:	/s/ G. Kelly Martin
	Name:	G. Kelly Martin
	Title:	Chief Executive Officer